                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 15, 1996, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-50745.



                                                  ARTHUR ANDERSEN LLP


Chicago, Illinois
March 15, 1996